(File Nos. 002-10822 and 811-00515)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]

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[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
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THE WALL STREET FUND, INC.
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

THE WALL STREET FUND, INC. 441 Lexington Avenue New York, New York 10017 (212) 856-8250 • 1-800-443-4693 http://www.thewallstreetfund.com e-mail: mrl@thewallstreetfund.com

Dear Shareholder:

Wall Street Management Corporation (“WSMC”), the investment adviser to The Wall Street Fund, Inc. (the “Fund”) has announced that, effective [date of agreement], Evercore Wealth Management, LLC (“EWM”) entered into an agreement with Morse, Williams & Co., Inc. (“Morse Williams”), the majority owner of WMSC, whereby Morse Williams will be merged into EWM on or about March 1, 2010.  As part of the transaction WSMC’s portfolio manager, Robert P. Morse, will become an employee of EWM and continue as a portfolio manager.  This transaction will result in a “change of control” of WSMC on the closing date resulting in the termination of the Fund’s investment advisory agreement with WSMC.  In anticipation of this “change of control” and to provide continuous investment management to the Fund, the Fund’s Board of Directors has approved, subject to the approval of the Fund’s shareholders, a new investment advisory agreement with EWM.  The new investment advisory agreement, if approved by the Fund’s shareholders, will take effect upon the “change of control”.

I am writing to ask for your prompt vote regarding the approval of the new investment advisory agreement with EWM.  Neither the proposed transaction nor the new investment advisory agreement will result in material change of investment strategy for the Fund.  This package contains information about the proposal to approve the new investment advisory agreement as well as a proposal to elect a member of the Fund’s Board of Directors.

These proposals have been carefully reviewed by the Board of Directors of the Fund.  The Directors of the Fund unanimously recommend that you vote FOR all proposals.

It is very important that we receive your vote before February 25, 2010.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter.

Sincerely,

Robert P. Morse President and Director The Wall Street Fund, Inc.

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve the following proposals at a special meeting of the shareholders of The Wall Street Fund, Inc. (the “Fund”): (1) the approval of Evercore Wealth Management, LLC (“EWM”) as the investment adviser for the Fund; and (2) the election of a member of the Fund’s Board of Directors.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a form of Proxy.

What am I being asked to vote on?

You are being asked to vote on two proposals for the Fund:

(1)           Approving a newly-named investment adviser – Evercore Wealth Management, LLC

Wall Street Management Corporation (“WSMC”), the investment adviser to The Wall Street Fund, Inc. (the “Fund”) has announced that, effective [date of agreement], EWM entered into an agreement with Morse, Williams & Co., Inc. (“Morse Williams”), the majority owner of WMSC, whereby Morse Williams will be merged into EWM on or about March 1, 2010  As part of the transaction WSMC’s portfolio manager, Robert P. Morse, will become an employee of EWM.  This transaction will result in a “change of control” of WSMC on the closing date resulting in the termination of the Fund’s investment advisory agreement with WSMC.  In anticipation of this “change of control” and to provide continuous investment management to the Fund, the Fund’s Board of Directors has approved, subject to the approval of the Fund’s shareholders, a new investment advisory agreement with Evercore.  The new investment advisory agreement, if approved by the Fund’s shareholders, will take effect upon the “change of control”.

At a Board meeting held on December 18, 2009, the Board approved an Investment Advisory Agreement with EWM on behalf of the Fund, subject to shareholder approval.  Accordingly, the Fund needs shareholder approval to engage EWM as the investment adviser of the Fund.  The Board has recommended that shareholders approve the Investment Advisory Agreement with EWM.  If Fund shareholders do not approve EWM as the investment adviser for the Fund, then EWM will not be permitted to serve as the Fund’s investment adviser.

(2)           Election of a member of the Fund’s Board of Directors

At the Board meeting held on December 18, 2009, the Board appointed Ambassador Kurt D. Volker as an Independent Director of the Fund.  Amb. Volker was appointed by the Board to fill a previous vacancy that was created by the untimely and unexpected death of Clifton H.W. Maloney, who served as an Independent Director of the Fund since 1985.  The Board is taking this opportunity to have the shareholders approve Amb. Volker’s election in order to fulfill certain requirements under the 1940 Act.

How will my approval of these proposals affect the management and operation of the Fund?

Although a new legal entity will become the Fund’s investment adviser, the Fund’s investment strategies will remain largely the same and the portfolio manager will contine to manage the Fund’s portfolio.  The Fund’s portfolio manager will join EWM as a result of the acquisition of Morse Williams by EWM, and will continue to manage the Fund under a new investment advisory agreement.  The election of Amb. Volker as a member of the Board of Directors is not expected to affect the management and operation of the Fund, as Amb. Volker currently serves as a director.

Q&A
1

How will my approval of these proposals affect the expenses of the Fund?

The proposed change in investment advisers and the election of a member of the  Board of Directors will not result in an increase of the investment advisory fee or in the total expenses of the Fund.

What are the primary reasons for selection of EWM as the investment adviser of the Fund?

The Board weighed a number of factors in reaching its decision to approve EWM as investment adviser for the Fund, including the history, reputation, qualifications and resources of EWM and that WSMC’s current portfolio manager would continue to provide the day-to-day management of the Fund.  The Board also considered that, as a result of the proposal, the advisory fee would not increase.  In addition, EWM has contractually agreed to waive its advisory fee and reimburse legal expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses equal to the Fund’s current expense limitation.

Are there any significant differences between the Prior Investment Advisory Agreement and the proposed New Investment Advisory Agreement?

No.  There are no material differences to shareholders between the previous investment advisory agreement and the proposed new investment advisory agreement other than the effective dates and the identity of the investment adviser.

Has the Fund’s Board of Directors approved the proposals?

Yes.  The Board of Directors has unanimously approved each of the proposals set forth herein, and recommends that shareholders also vote to approve each proposal.

Who is The Altman Group?

The Altman Group is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all related legal expenses and solicitations will be paid by EWM.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on December 31, 2009 (the “Record Date”) are entitled to be present and to vote at the special meeting of the shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

What vote is required?

Approval of EWM as the new investment adviser requires the vote of the “majority of the outstanding voting securities,” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities,” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

Q&A
2

Approval of the election of Amb. Volker as a member of the Board of Directors by the Fund’s shareholders will require the affirmative vote of a plurality of the votes cast by the Fund’s shareholders at the Special Meeting, provided that a quorum is present.  “Plurality” means that the individuals with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Special Meeting.

Implementation of either Proposal is not contingent upon the other Proposal.  For example, if shareholders approve Proposal 1 (new adviser), but do not approve Proposal 2 (election of directors), then Proposal 2 will not take effect, but Proposal 1 will take effect.  If one of the Proposals is not approved, the Board will determine an appropriate course of action with respect to that proposal.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

In addition, you may vote through the internet by visiting www.________.com and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call ________________.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

How can a quorum be established?

A majority of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting for the Fund.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of either Proposal, they have the effect of counting as a vote AGAINST Proposal 1 (new adviser) but have no effect with respect to Proposal 2 (election of directors).

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A
3

THE WALL STREET FUND, INC. 441 Lexington Avenue New York, New York 10017 (212) 856-8250 • 1-800-443-4693 http://www.thewallstreetfund.com e-mail: mrl@thewallstreetfund.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Special Meeting”) of The Wall Street Fund, Inc. (the “Fund”) will be held at the offices of The Wall Street Fund, Inc., 441 Lexington Avenue, New York, New York 10017 on Thursday, February 25, 2010, at [time].

The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

1.	To approve an Investment Advisory Agreement between Evercore Wealth Management, LLC and the Fund.

2.	To elect a member of the Fund’s Board of Directors.

3.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on December 31, 2009 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Directors,

MICHAEL R. LINBURN, Secretary

____________, 2010

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

THE WALL STREET FUND, INC. 441 Lexington Avenue New York, New York 10017 (212) 856-8250 • 1-800-443-4693 http://www.thewallstreetfund.com e-mail: mrl@thewallstreetfund.com

TO BE HELD ON FEBRUARY 25, 2010

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors (the “Board”) of The Wall Street Fund, Inc. (the “Fund”) and at any adjournments thereof (the “Special Meeting”), to be held on Thursday, February 25, 2010 at [time] at the offices of the Fund, 441 Lexington Avenue, New York, New York 10017.

Shareholders of record at the close of business on the record date established as December 31, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  This proxy statement is expected to be mailed to shareholders on or about January 14, 2010.  The Special Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL 1.	To Approve an Investment Advisory Agreement Between Evercore Wealth Management, LLC and the Fund.

Shareholders of the Fund are being asked to approve a new investment advisory agreement between Evercore Wealth Management, LLC (“EWM”) and the Fund.

Background

Wall Street Management Corporation (“WSMC”), the investment adviser to The Wall Street Fund, Inc. (the “Fund”) has announced that, effective [date of agreement], EWM entered into an agreement with Morse, Williams & Co., Inc. (“Morse Williams”), the majority owner of WMSC, whereby Morse Williams will be merged into EWM on or about March 1, 2010.  As part of the transaction WSMC’s portfolio manager, Robert P. Morse, will become an employee of EWM.  This transaction will result in a “change of control” of WSMC on the closing date resulting in the termination of the Fund’s investment advisory agreement with WSMC.  In anticipation of this “change of control” and to provide continuous investment management to the Fund, the Fund’s Board of Directors has approved, subject to the approval of the Fund’s shareholders, a new investment advisory agreement with EWM.  The new investment advisory agreement, if approved by the Fund’s shareholders, will take effect upon the “change of control”.  The engagement of EWM as the new investment adviser of the Fund will not result in any material change to the Fund’s investment strategies.

Accordingly, the Fund needs shareholder approval to engage EWM as the new investment adviser to the Fund.  If the Fund’s shareholders do not approve EWM as the investment adviser for the Fund, then EWM will not be permitted to serve as the Fund’s investment adviser.

At a meeting of the Board held on December 18, 2009, the Board, including the directors who are not “interested persons” of the Fund (the “Independent Directors”), as that term is defined under the 1940 Act, voted unanimously to approve the proposed new investment advisory agreement (“New Investment Advisory Agreement”) between EWM and the Fund, retaining EWM as investment adviser for the Fund.

Proxy Statement

Legal Requirements in Approving the New Investment Advisory Agreements

WSMC currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement dated and approved by the Fund’s shareholders on April 26, 1990, as amended on September 14, 2000 (the “Prior Investment Advisory Agreement”).  The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are substantially similar to the terms of the Prior Investment Advisory Agreement with respect to services to be provided by EWM compared to those currently provided by WSMC.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  There are no material differences between the two agreements, other than the effective dates and the identity of the investment adviser.  The material terms of the New Investment Advisory Agreement and Prior Investment Advisory Agreement are compared below in “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement.”

If the Fund’s shareholders do not approve the New Investment Advisory Agreement at the Special Meeting or at an adjournment of the Special Meeting, then EWM will not be able to serve as the Funds’ investment adviser.

Compensation Paid to the Adviser

Under the Prior Investment Advisory Agreement, WSMC is entitled to receive a monthly advisory fee computed at an annual rate of 0.50% of the Fund’s average daily net assets in return for the services provided by WSMC as investment adviser to the Fund.  The fee structure under the New Investment Advisory Agreement with EWM will be identical to the fee structure under the Prior Investment Advisory Agreement.  For the fiscal year ended December 31, 2009, the Fund paid WSMC investment advisory fees in the amounts shown below.

Management Fees Paid to WSMC for Fiscal Year Ended December 31, 2009
Advisory Fee Payable	Advisory Fee Waived	Advisory Fee Retained
$_____	$___	$____

The Prior Advisory Agreement provided an overall limitation of the total expenses of the Fund as follows: if the normal operating expenses of the Fund for any year, including the advisory fee computed above (but excluding taxes, interest, brokerage fees, and extraordinary legal, auditing or other expenses incurred in connection with or as a result of any matter not in the ordinary course of business of the Fund), exceed 2% of the first $10,000,000, 1.5% of the next $20,000,000 and 1% of the balance, of the average daily NAV, then the excess of the expenses will be refunded by WSMC to the Fund.  WSMC will waive collection of any or all of its advisory fee to reflect any required expense reimbursement.  As of December 31, 2009, no advisory fees were waived by WSMC.  The expense limitation under the New Advisory Agreement with EWM will be identical to the fee structure under the Prior Investment Advisory Agreement.

Information about Evercore Wealth Management, LLC

EWM is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  EWM’s principal office is located at 55 East 52nd Street, 36th Floor, New York, New York 10055  As of November 30, 2009, EWM and its affiliates (excluding any affiliated broker-dealer) managed approximately $1.6 billion of investment assets.

Proxy Statement

The following table sets forth the name, position and principal occupation of each director and principal officer of EWM as of November 30, 2009.  Each individual’s address is 55 East 52nd Street, 36th Floor, New York, New York 10055.

Name	Position/Principal Occupation
Jeffrey S. Maurer	Chief Executive Officer of EWM, Member, Board of Managers
William A. Shutzer	Member, Board of Managers and Senior Managing Director of Evercore Partners, Inc.
Adam B. Frankel	Member, Board of Managers, General Counsel and Senior Managing Director of Evercore Partners, Inc.
Jay B. Springer	Member, Board of Managers, Partner and Portfolio Manager of EWM
Robert B. Walsh	Member, Board of Managers, Chief Financial Officer and Senior Managing Director of Evercore Partners, Inc.
Paul S. Tufaro	Chief Compliance Officer

The following table sets forth the name and address of all parent companies of EWM as of November 30, 2009, and shows the basis of control of EWM and each parent company.  Each company’s address is 55 East 52nd Street, 36th Floor, New York, New York 10055.  No person other than the entities named below own ten percent or more of the voting securities of EWM.

Name	Entity in Which Interest is Owned
Evercore Holdings Group LP	Evercore Partners Services East LLC
Evercore Group Holdings LLC	Evercore Group Holdings LP
Evercore LP	Evercore Group Holdings LLC
Evercore Partners Inc.	Evercore LP

Portfolio Managers under the New Investment Advisory Agreement. Mr. Robert P. Morse, President, Director and portfolio manager of the Fund, will become a partner and senior portfolio manager of EWM as a result of the transaction between EWM and Morse Williams, and will continue to serve as President, Director and portfolio manager of the Fund.  Mr. Morse has been responsible for the day-to-day management of the Fund since 1984 and has more than thirty (30) years’ experience in the investment business with an extensive background in both domestic and international equity and fixed-income markets.  Mr. Morse is a co-founder of Morse, Williams & Co., Inc., an investment adviser established in 1981 and an affiliate of WSMC.  In addition to his responsibilities as President and portfolio manager, Mr. Morse serves as the Firm’s chief investment strategist.  Prior to founding Morse, Williams & Company and managing the Fund, Mr. Morse was a partner at William G. Campbell & Co. and a divisional vice-president at American Express.

Mr. Timothy Evnin, Partner and Equity Portfolio Manager of EWM, will also serve as a portfolio manager of the Fund under the New Investment Advisory Agreement.  Mr. Evnin has over twenty years experience managing balanced portfolios for high net worth clients, equity accounts for institutional clients and equity mutual funds.  Prior to joining EWM in October 2009, Mr. Evnin served as Managing Director and Senior Equity Portfolio Manager of Columbia Management (Bank of America) since 2007.  Prior to that Mr. Evnin served as Managing Director and Equity Portfolio Manager of U.S. Trust Corporation since January 2000.

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary; however, all material terms of the New Investment Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by EWM under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by WSMC and the fee structure under the Prior Investment Advisory Agreement.

Proxy Statement

Advisory Services.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement state that, subject to the direction and control of the Board of Directors of the Fund, the adviser will serve as the investment adviser and manager of the Fund, and will provide research, statistical, advisory and managerial services, as well as supervising the investments of the Fund, guided by the provisions and restrictions set forth in the Fund’s Charter, By-Laws and registration statement as filed with the SEC.

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain the identical fee structure based on the Fund’s average daily net assets.

Duration and Termination.  Both the Prior Investment Advisory Agreement and New Investment Advisory Agreement provide that the agreement will become effective at the time the Fund receives a majority of the outstanding voting securities of the Fund in approval of the agreement and provide that the agreement will continue in effect for a period of two years, unless sooner terminated.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement may be terminated at any time, on 60 days prior written notice, by the Fund (by vote of the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the adviser at any time, without the payment of a penalty, upon 60 days prior written notice.

Payment of Expenses.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Fund will pay its own expenses, other than those specifically allocated to the adviser under the agreement.  Under the New Advisory Agreement, EWM has contractually agreed to reimburse expenses of the Fund (including the management fee but excluding taxes, interest, brokerage fees and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses to 2% of the first $10,000,000, 1.50% of the next $20,000,000 and 1% of any balance of the average daily net assets of the Fund.

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the adviser shall not be liable to the Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on the adviser by the agreement.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including each of the Independent Directors, met at a meeting held on December 18, 2009, during which the Board reviewed materials related to EWM.  In the course of their review, the Directors considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by WSMC since the Fund’s inception compared to the quality of services expected to be provided to the Fund with EWM as the named investment adviser going forward; (2) the performance of the Fund while managed by WSMC; (3) the fact that the terms of the New Investment Advisory Agreement are identical to the terms of the Prior Investment Advisory Agreement; (4) the fact that EWM is retaining the Fund’s current portfolio manager to continue managing the Fund; (5) the fact that the fee structure under the New Investment Advisory Agreement would be identical to the fee structure under the Prior Investment Advisory Agreement and that EWM has agreed to maintain the Fund’s current expense limitation agreement; and (6) other factors deemed relevant.

Proxy Statement

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from EWM prior to the December 18, 2009 meeting.  The Board reviewed these materials with management of EWM.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Fund.  The Board discussed the nature, extent and quality of EWM’s overall services to be provided to the Fund.  The Board evaluated the quality and stability of the staff committed to those portfolio management responsibilities.  The Board considered EWM’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the Fund’s proposed portfolio managers and other key personnel at EWM.  The Board considered the fact that Mr. Morse would continue as a portfolio manager but would be able to draw upon the counsel and experience of Mr. Evnin.  The Board also considered the structure of EWM’s compliance procedures and the trading capability of EWM.  After reviewing EWM’s compliance policies and procedures with respect to the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board evaluated EWM’s financial condition noting that it appeared to be sufficiently capitalized to operate the Fund.  The Board considered EWM’s history, reputation and resources. The Board concluded that EWM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed New Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

Costs of Services Provided and Profits Realized by EWM  The Board examined the fee and expense information for the Fund, including a comparison of such information to other similarly situated mutual funds as determined by Lipper Inc. (“Lipper”).  The Board also examined the total expense ratio of the Fund relative to the other mutual funds in their respective Lipper category.

The Board reviewed financial information provided by EWM including information concerning its costs in providing services to the Fund and its estimated profitability.  The Board next considered the contractual management fees and total expense ratio of the Fund, noting that the management fee and total expense ratio under the New Investment Advisory Agreement would be identical to those currently in place under the Prior Investment Advisory Agreement.  The Board noted that the Fund’s net expense ratio was not going to increase from current levels.  The Board also considered the fact that, should the Fund’s expenses ever fall below the current contractual expense limitation, EWM would be entitled to recoup the additional amounts it paid in to limit the Fund’s expense ratio to the expense cap.

Based on the information provided, the Board concluded that the amount of advisory fees that the Fund currently pays, and will pay under the New Investment Advisory Agreement, to EWM, is reasonable in light of the nature and quality of the services provided.

Economies of Scale and Fee Levels Reflecting Those Economies.  In considering the overall fairness of the proposed New Investment Advisory Agreement, the Board assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders.  The Board determined that the fee schedule in the New Investment Advisory Agreement is reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current level of the Fund’s assets.

Other Benefits to EWM. The Board considered any fall-out benefits to EWM noting that EWM did not intend to use an affiliated broker-dealer to perform trading for the Fund.  The Board further noted that they were not considering any change in the Fund’s custody arrangements at this time. The Board also considered that the Fund would enter into a shareholder servicing agreement with EWM, identical to the current shareholder servicing agreement in place between the Fund and WSMC, pursuant to which EWM will be able to compensate certain persons who provide shareholder services, including, among other things, answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  The Board noted that for services provided under the shareholder servicing agreement, EWM would receive fees from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund, identical to the current shareholder servicing fee paid to WSMC.

Proxy Statement

No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with EWM including the advisory fee, were fair and reasonable.  The Board therefore determined that the New Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Vote Required

Approval of the proposal to engage EWM as the new investment adviser for the Fund requires the vote of the “majority of the outstanding voting securities,” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities,” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

Based on all of the foregoing, the Directors recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

PROPOSAL 2.	The Election of a Member of the Board of Directors of the Fund

Shareholders of the Fund are being asked to vote on the election of Ambassador Kurt D. Volker as a member of the Board of Directors of the Fund.  Amb. Volker has served as a Director since his appointment by the Board in December 2009.  Amb. Volker was appointed by the Board to fill a previous vacancy that was created by the untimely and unexpected death of Clifton H.W. Maloney, who served as an Independent Director of the Fund since 1985.  Amb. Volker has consented to being named in this Proxy Statement and will serve if elected by shareholders.

The Fund’s Articles of Incorporation and By-Laws do not require the annual election of Directors.  However, in accordance with the 1940 Act, the Fund is required to hold a meeting of the shareholders of the Fund for the election of directors if, after filling a vacancy on the Board, less than two-thirds of the directors holding office would have been elected by the shareholders.  Shareholders are being asked to approve the election of Amb. Volker so that all current members of the Board have been approved by shareholders.  This will help to ensure compliance with the 1940 Act if one or more current members of the Board resigns or retires in the future.

Proxy Statement

Current Directors and Officers of the Fund

Information about the Board of Directors, including Amb. Volker, as well as the officers of the Fund, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or registered investment management companies currently held, is set forth in the table below.  A Director is deemed to be an Independent Director if the Director is not an “interested person” of the Fund as that term is defined in the 1940 Act.

The table below separates Independent Directors and those directors that are “interested persons” of the Fund (“Interested Directors”) and the officers of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Officer	Other Directorships Held by Director or Officer

INDEPENDENT DIRECTORS:

Harlan K. Ullman, Ph.D. 1245 29th Street, N.W. Washington, DC 20007 Age: 67	Independent Director	Since 1984	Chairman, Killowen Group, a consulting firm, since 1984; Distinguished Senior Fellow, National Defense University; Senior Advisor, Center for International Studies, since 1984; Senior Advisor, The Atlantic Council, since 2007.	1	Vice Chairman, CNI Guard; Chairman, AHM, LLC
Amb. Kurt D. Volker 441 Lexington Avenue New York, NY 10017 Age: 45	Independent Director	Since 2009	Managing Director, Center for Transatlantic Relations, JHU-SAIS, a think tank, since September 2009; Senior Advisor, Atlantic Council of U.S. (NGO), since October 2009; Columist, La Stampa , a Rome, Italy-based newspaper, since November 2009; U.S. Ambassador to NATO, August 2008-September 2009; Diplomat, U.S. Department of State, May 1988 to September 2009.	1	None.

INTERESTED DIRECTOR:

Robert P. Morse * 441 Lexington Avenue New York, NY 10017 Age: 63	Chairman, President and Director	Since 1984	President and a Director, Morse Williams & Co., Inc., an investment adviser affiliate of the Fund, since 1981; President and sole Director, Wall Street Management Corporation since 1984, and President and Director, Morse Williams Holding Co., Inc. since 1986.	1	English Speaking Union of the U.S.; Society of Mayflower Descendants; Whitehead Institute of Biomedical Research; Youngs Memorial Cemetery/ Theodore Roosevelt Memorial; eLot, Inc.

Proxy Statement

Michael R. Linburn 441 Lexington Avenue New York, NY 10017 Age: 75	Executive Vice President Secretary Chief Compliance Officer	Since 1993 Since 2001 Since 2005	Managing Director and Principal, Morse, Williams & Co., Inc., an investment adviser affiliate of the Fund, since 2003; Chief Compliance Officer, Morse Williams & Co., Inc. since 2005; Director of Marketing, Morse, Williams & Co., Inc., Since 1992	1	The Stanley R. and Elisabeth G. Jacobs Foundation; eLot, Inc.
Jian H. Wang 441 Lexington Avenue New York, NY 10017 Age: 46	Executive Vice President and Treasurer	Since 1998	Managing Director and Principal, Morse, Williams & Co., Inc., an investment adviser affiliate of the Fund, since 2005; Senior Trader, Morse, Williams & Co., Inc., since 1998.	1	None
William D. Pettit 441 Lexington Avenue New York, NY 10017 Age: 88	Vice President and Analyst	Since 2007	Portfolio Strategist, Morse, Williams & Co., Inc., an investment adviser affiliate of the Fund, since 1986.	1	None
*Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the 1940 Act.

Responsibilities of the Board

The business and affairs of the Fund are managed under the direction of the Board of Directors, including general oversight and review of investment policies and activities of the Fund.  The Board also elects the officers of the Fund, who are responsible for supervising and administering the Fund’s day-to-day operations.  The Board held four meetings during the fiscal year ended December 31, 2009.  Each incumbent director attended 100% of the Board’s meetings and the meetings of the Board’s committees on which the director served during such period.

Shareholders wishing to communicate with the Board of Directors or individual directors should send such correspondence to the attention of, Michael R. Linburn, Secretary, The Wall Street Fund, Inc., 441 Lexington Avenue, New York, NY 10017.  Shareholder communications will be sent directly to the applicable Board member(s).  The Fund currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Committees of the Board

The Fund has one standing committee: The Audit Committee.  The Audit Committee is comprised exclusively of all of the Independent Directors.  The Audit Committee typically meets once per year with respect to the Fund.  The functions of the Audit Committee are to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.  The Audit Committee met once during the Fund’s fiscal year ended December 31, 2009.

Compensation

For their service as Directors for the fiscal year ended December 31, 2009, the Independent Directors received a fee of $1,000 per meeting attended prior to June 2009.  As of June 2009, the fee the Independent Directors received per meeting was reduced to $500.  The Independent Directors also received reimbursement for expenses incurred in connection with attendance at such meetings.  The table below details the amount of compensation the Directors received from the Fund for the fiscal year ended December 31, 2009.  The aggregate compensation is provided by the Fund.  In addition, the Fund’s Directors were reimbursed for expenses in connection with the four Board Meetings held during the year.  The Fund makes no payments of salary to any officer in such capacity.

Proxy Statement

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex* Paid to Directors
Robert P. Morse**	None	None	None	None
Harlan K. Ullman	$____	None	None	$____
Amb. Kurt D. Volker***	$____	None	None	$____
*	The “Fund Complex” includes only the Fund.
**	This Director is deemed to be an “interested person” of the Fund as defined by the 1940 Act.
***	Amb. Volker was appointed to the Board of Directors in December 2009.

Board Recommendation and Shareholder Approval

Approval of Proposal 2 by the Fund’s shareholders will require the affirmative vote of a plurality of the votes cast by the Fund’s shareholders at the Special Meeting, provided that a quorum is present.  “Plurality” means that the individuals with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Special Meeting.

The Board of Directors unanimously recommends that you vote FOR the election of Amb. Volker to the Board of Directors

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Fund, 441 Lexington Avenue, New York, New York 10017.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING DIRECTORS AND THEIR NOMINEES

Banks, broker-dealers, voting Directors and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Proxy Statement

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Investment Adviser(s)

Since the beginning of the most recently completed fiscal year, no Director has made any purchases or sales of securities of WSMC, EWM or any of their respective affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on December 31, 2009, will be entitled to be present and vote at the Special Meeting.  As of that date, the Fund had the following amounts outstanding:

Fund Shares Outstanding as of December 31, 2009
[_______________]

Management Ownership. As of December 31, 2009, all officers and directors of the Fund as a group owned (according to information supplied by them) of record or beneficially a total of [____] shares or approximately [  ]% of the Fund’s outstanding shares.  Furthermore, neither the Independent Directors nor members of their immediate family own securities beneficially or of record in the Adviser, the principal underwriter or an affiliate of the Adviser or principal underwriter.  Accordingly, neither the Independent Directors nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the principal underwriter or any of their affiliates.  In addition, during the most recently completed calendar year, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Adviser, the principal underwriter or any affiliate thereof was a party.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of December 31, 2009 the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Principal Holders of the Fund as of December 31, 2009
Name and Address	% Ownership	Type of Ownership

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.  The Fund does not make portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

The solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about January 14, 2010.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  In addition, The Altman Group may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund also may also arrange to have votes recorded by telephone.

Proxy Statement

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Michael R. Linburn, Secretary, The Wall Street Fund, c/o WSMC, 441 Lexington Avenue, New York, NY 10017; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against these proposals.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board of Directors that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR Proposal 1 and Proposal 2.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares (i.e., more than 50%) entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal 1 and Proposal 2, unless directed to vote AGAINST the proposed adjournment.

Other than the principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.  Shareholders of record of the Fund at the close of business on December 31, 2009 will be entitled to vote at the Special Meeting.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Proxy Statement

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from The Altman Group, Fund officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Funds, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by EWM.

Service Providers

The Fund’s current investment adviser and principal underwriter is Wall Street Management Corporation, located at 441 Lexington Avenue, New York, New York 10017.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 E. Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-443-4693.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-443-4693 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

For a free copy of the Funds’ latest annual and/or semiannual reports, call 1-800-443-4693, visit the Fund’s website at www.thewallstreetfund.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement

Exhibit A

INVESTMENT ADVISOR CONTRACT

THIS AGREEMENT by and between EVERCORE WEALTH MANAGEMENT, LLC, a Delaware limited liability company (hereinafter referred to as the “Adviser”), and THE WALL STREET FUND, INC., a Maryland corporation (hereinafter referred to as the “FUND”), was approved by the Fund’s shareholders at a special meeting thereof on February 25, 2010.

WHEREAS, the Fund is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and is registered as such with the Securities and Exchange Commission (the “SEC”); and

WHEREAS, the Adviser is in the business of rendering investment advisory, statistical and research services, and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the parties desire to provide for continuing services by the Adviser to the Fund pursuant to the terms and conditions hereinafter set forth,

NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

1.           The Fund hereby retains and appoints the Adviser as its investment adviser and manager to render research, statistical, advisory and managerial services to the Fund, and to supervise the investments of the Fund for the period and upon the terms herein set forth, subject to the direction and control of the Board of Directors of the Fund.  The Adviser accepts such employment and agrees during such period to render the services and to assume the obligation herein set forth for the compensation herein provided.

2.           The Adviser in its supervision of the investments of the Fund will be guided by the Fund’s fundamental investment policies and the provisions and restrictions contained in the Articles of Incorporation and By-laws of the Fund as set forth in the Fund’s registration statement, and exhibits thereto, as may be filed with the SEC, all subject to the applicable provisions of the 1940 Act.

3.           The Fund will pay its own expenses including, without limitation, interest charges, taxes, costs of purchasing and selling securities for its portfolio, rent, expenses of redemption of shares, auditing and legal expenses; expenses attributable to setting the type for and printing only such copies of prospectuses filed with any Federal or state agency, regulatory authority or governmental department; directors’ fees and expenses necessarily incurred by directors in attendance at directors’ meetings; expenses of administrative personnel and administrative services, custodian fees; fees of transfer agents, registrar and dividend disbursing agents; the cost of stock certificates and corporate reports; all other printing expenses not otherwise allocated to the Adviser hereunder; costs in connection with Board of Directors’ meetings and the annual or special meetings of shareholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature; provided, however, that if, during any fiscal year of the Fund, the normal operating expenses borne by the Fund (not including taxes, interest and cost of purchasing and selling securities for its portfolio) exceed 2% of the first $10,000,00, 1.5% of the next $20,000,000, and 1% of the balance, of the average daily net asset value of the Fund, the Adviser will reimburse the Fund for such excess as provided in Paragraph 4 hereof.  Normal operating expenses of the Fund for this purpose shall include, without limitation, the management fees payable hereunder and normal legal and auditing fees and expenses incurred in the ordinary course of business, but shall not exclude extraordinary legal, auditing or other expenses incurred in connection with or as a result of any matter not in the ordinary course of business of the Fund.

4.           Subject to the provision of Paragraph 7 hereof, the Fund agrees to pay to the Adviser for its services rendered during the preceding month hereunder on the first business day each month during the term of the Agreement a cash fee of 0.50% of the Fund’s average daily net assets.  If necessary, the Adviser shall make a refund payment to the Fund so that the total of the normal operating expenses of the Fund including the Adviser’s management fee, but not including taxes, interest and cost of purchasing and selling securities fro the Fund’s portfolio (the “Expenses”)  do not exceed 2% of the first $10,000,000, 1.5% of the next $20,000,000 and 1% of the balance, of the Fund’s average daily net assets.  The aggregate of repayments, if any, by the Adviser to the Fund for the year shall be the amount necessary to limit the Expenses of the Fund for such year as provided in the preceding sentence.  For the portion of the first month and of the first year in which this fee structure is in effect, or in the event of the termination of the Agreement effective prior to the last day of a month, there shall be an appropriate pro-ration of all computations and payments on the basis of the number of days that the Agreement is in effect during the preceding month and year, respectively.  If, pursuant to Article EIGHT of the Articles of Incorporation of the Fund, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value as last determined shall be deemed to be the net asset value as of the close of business on that day.

5.           This agreement shall not become effective until it is approved by the vote of the majority of the outstanding voting securities of the Fund, cast at a meeting called for that purpose.

6.           The term of this Agreement shall begin on the date first above stated subject to the provisions of Paragraph 5 and shall continue in effect for two years from that date and from year-to-year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the directors who are not parties to such contract or interested persons of any such party to such contract (other than as directors of the Fund) cast in person at a meeting called for that purpose, or by a vote of the majority of the outstanding voting securities of the Fund, and (b) the Adviser shall not have notified the Fund in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year hereafter that it does not desire such continuation.

7.           Notwithstanding anything to the contrary herein, this Agreement may be terminated at any time, without the payment of any penalty, by the directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser.

8.           This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

9.           The Adviser may employ or contract with such other person or persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement; provided, however, that to the extent that any such employment or contract constitutes such other person or persons, corporation or corporations as an investment adviser to the Fund within the meaning of the 1940 Act, such employment or contracts shall be subject to the approval of the Fund’s shareholders in the manner provided the 1940 Act, prior to its effectiveness.

10.           The Adviser shall not be liable to the Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on it by this Agreement.

11.           The services of the Adviser herein provided are not to be deemed exclusive and, so long as its services hereunder shall not be impaired thereby, should the Adviser so desire, it may sponsor, promote and provide investment advisory and management services to one or more investment companies other than the Fund.

12.           This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of directors of the Fund, including a majority of the directors who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as directors of the Fund) cast in person at a meeting called for that purpose and by the holders of a majority of the outstanding voting securities of the Fund.

IN WITNESS WHEREOF, the parties have caused this Investment Advisory Contract to be executed on their behalf by their duly authorized officers and their corporate seals to be affixed hereto on _________, 2010.

EVERCORE WEALTH MANAGEMENT, LLC

BY:

THE WALL STREET FUND, INC.

BY:

Proxy Card for THE WALL STREET FUND, INC. Form of Proxy Solicited by the Board of Directors for the Special Meeting of Shareholders, to be held on February 25, 2010

The undersigned hereby constitutes and appoints Robert P. Morse and Michael R. Linburn their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the Special Meeting of shareholders of The Wall Street Fund, Inc., or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to a particular item, this proxy will be voted FOR each of the item or items that relate to the particular Fund shares that you own.

Important Notice Regarding the Availability of Proxy Materials for The Wall Street Fund, Inc. Shareholder Meeting to Be Held on February 25, 2010

The proxy statement for this meeting is available at: www.proxyonline.com____________

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

THE WALL STREET FUND, INC.

Proxy for Special Meeting of Shareholders — February 25, 2010

VOTE BY MAIL

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles

1) Read the Proxy Statement

2) Check the appropriate box on the reverse side
Shareholder sign here Date
3) Sign and date the proxy card

4) Return the proxy card in the postage-paid envelope provided	Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THE WALL STREET FUND, INC.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THIS PROPOSAL(S).  IF NO DIRECTION IS MADE, AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.  AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	PROPOSAL: To approve an Investment Advisory Agreement between Evercore Wealth Management, LLC and the Fund.

To vote the proxy, please use the boxes below.
FOR	AGAINST	ABSTAIN
□	□	□

2.	PROPOSAL: To elect the Fund’s Board of Directors

To vote the proxy, please use the boxes below.
01 Harlan K. Ullman, Ph.D. 02 Amb. Kurt D. Volker 03 Robert P. Morse	FOR ALL	AGAINST ALL	FOR ALL EXCEPT*
	□	□	□
*To withhold authority to vote for any individual nominee(s), write the numbers of the nominee(s) on the line above

3.	In their discretion, the Proxies are authorized to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

TAGID	BARCODE